                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.  20549

                           --------------------------------

                                      FORM 8-K/A

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):

JUNE 12, 1997

-------------------------------------------------------


AMERICAN CINEMASTORES, INC.
-------------------------------------------------------
(Exact name of registrant as specified in its charter)


DELAWARE                               0-23138            95-4374952

--------------------------------------------------------------------------
(State or other jurisdiction (Commission File Number)    (IRS Employer
 of incorporation)                                     Identification No.)

2300 S. EASTERN AVENUE, CITY OF COMMERCE, CALIFORNIA 90040

------------------------------------------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code (213) 725-4955.

                             AMERICAN CINEMASTORES, INC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    On June 12, 1997, American CinemaStores, Inc. (The "Company") acquired 100% of the common stock of Susan Burrowes, Ltd., a California Corporation, ("SBL").

    (b) AUDITED FINANCIAL INFORMATION.

    Audited for the 12 month period ending February 28, 1997, for Susan Burrowes Ltd. are being provided.

                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             AMERICAN CINEMASTORES, INC.



                             By: /s/ Christopher J. Ebert
                                ---------------------------------------------
                                Christopher J. Ebert, Chief Financial Officer

Date: July 14, 1997

                             AMERICAN CINEMASTORES, INC.

ITEM 2.  ACQUISITION OF ASSETS.

    The control of the assets of SBL represented by the acquisition of one hundred percent (100%) of the common stock of SBL was acquired by the Company on June 12, 1997, pursuant to the Stock Purchase Agreement. SBL is engaged in the design, manufacture, and distribution of moderately priced women's apparel items. SBL was incorporated in California in 1978. The mailing address of SBL's executive offices is 2300 S. Eastern Avenue, City of Commerce, California 90040; the telephone number is (213) 725-4955.

    Currently, SBL's major business activities are focused in the design and merchandizing of wholesale women's apparel in the areas of career dressing for sizes ranging from petite, missy and women's, incorporating several trademarks and brand names for distribution of sales to major retail chains both nationally and internationally. The company also intends to pursue long-term, growth oriented strategies to enhance its business activities.

    (a) EXHIBITS.

         Stock Purchase Agreement by and among American CinemaStores, Inc., and Susan Burrowes, Ltd.

[Letterhead]









                                 SUSAN BURROWES, LTD.

                                FINANCIAL STATEMENTS

                                   FEBRUARY 28, 1997




                                       CONTENTS
                                                                     PAGE

Independent accountants' report                                         1

Balance sheet                                                           2

Statement of loss and retained earnings                                 3

Statement of cash flows                                                 4

Notes to financial statements                                          5-8

Independent accountants' report on supplemental information             9

Supplemental information                                              10-12

[LETTERHEAD]


                           INDEPENDENT ACCOUNTANTS' REPORT


Board of Directors
Susan Burrowes, Ltd.


We have audited the accompanying balance sheet of Susan Burrowes, Ltd. as of February 28, 1997, and the related statements of loss and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the management of Susan Burrowes, Ltd. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Susan Burrowes, Ltd. as of February 28, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The report is intended solely for the information and use of the Board of Directors and Management of American Cinemastores, Inc. and should not be used for any other purpose.




                                                 /s/Cohn Handler & Co
                                                  COHN HANDLER & CO
                                                  An Accountancy Corporation


May 22, 1997
(June 12, 1997 as to Note 14)
                                                                              1

[Letterhead]                 SUSAN BURROWES, LTD.

                           BALANCE SHEET - FEBRUARY 28, 1997


                                        ASSETS


Current assets:
  Cash                                           $     1,000
  Trade accounts receivable                           65,000
  Inventory                                        2,216,000
  Loan receivable, officer                            75,000
  Income tax refund receivable                        97,000
  Prepaid expenses                                    67,000
                                                 -----------

            Total current assets                                 $ 2,521,000

Property and equipment, net                                          290,000

Deposits                                                              29,000
                                                                 -----------

                                                                 $ 2,840,000
                                                                 -----------
                                                                 -----------


                         LIABILITIES AND STOCKHOLDER'S EQUITY


Current liabilities:
  Due to factor                                  $   955,000
  Accounts payable                                 1,373,000
  Note payable, bank                                  18,000
  Accrued expenses                                   379,000
                                                   ---------

            Total current liabilities                            $ 2,725,000

Stockholder's equity:
  Common stock, no par value; 100,000 shares
    authorized, 25,000 shares issued                  25,000
  Retained earnings                                   90,000
                                                  ----------

            Total stockholder's equity                               115,000
                                                                  ----------

                                                                 $ 2,840,000
                                                                  ----------
                                                                  ----------




See independent accountants' report and notes to financial statements.
                                                                             2

[Letterhead]                     SUSAN BURROWES, LTD.

                       STATEMENT OF LOSS AND RETAINED EARNINGS

                             YEAR ENDED FEBRUARY 28, 1997


                                                          Amount      Percent
                                                        -----------  ----------

Net sales                                               $15,320,000    100.0%

Cost of sales                                            10,958,000     71.5
                                                         ----------    ------

Gross profit                                              4,362,000     28.5

Operating expenses                                        4,721,000     30.8
                                                         ----------    ------

Loss from operations                                       (359,000)    (2.3)
                                                         ----------    ------

Other expenses:
  Interest expense                                          388,000      2.5
  Other expense                                              44,000      0.3
                                                         ----------    ------

                                                            432,000      2.8
                                                         ----------    ------

Loss before state income taxes                             (791,000)    (5.1)

State income taxes                                            1,000      -0-
                                                         ----------    ------

Net loss                                                   (792,000)    (5.1)%
                                                                       ------
                                                                       ------

Retained earnings, beginning                                882,000
                                                         ----------

Retained earnings, ending                                $   90,000
                                                         ----------
                                                         ----------




See independent accountants' report and notes to financial statements.
                                                                              3

[LETTERHEAD]                     SUSAN BURROWES, LTD.

                               STATEMENTS OF CASH FLOWS

                             YEAR ENDED FEBRUARY 28, 1997


Cash flows from operating activities:

  Net loss                                                           $(792,000)

  Adjustments to reconcile net loss to net cash
    flows provided by operating activities:
      Depreciation                                       $   66,000
      Loss from disposal of assets                           53,000
      (Increase) decrease in assets:
        Trade accounts receivable                            21,000
        Inventory                                           637,000
        Deferred income taxes                                44,000
        Loan receivable, officer                             27,000
        Income tax refund receivable                         10,000
        Prepaid expenses                                     10,000
        Deposits                                             11,000
    Increase (decrease) in liabilities:
        Due to factor                                       356,000
        Accounts payable                                  ( 159,000)
        Accrued expenses                                  ( 203,000)
                                                          ----------

                                                                       873,000
                                                                      --------
         Net cash flows provided by operating
          activities                                                    81,000

Net cash flows applied to investing activities:
  Purchase of property and equipment                                   (58,000)

Net cash flows applied to financing activities:
  Repayment of note payable, bank                                      (23,000)
                                                                      --------

Net change in cash                                                         -0-

Cash, beginning                                                          1,000
                                                                      --------

Cash, ending                                                          $  1,000
                                                                      --------
                                                                      --------

                           SCHEDULE OF NONCASH ACTIVITIES:

1.  Write-off of property and equipment and accumulated
    depreciation of fully depreciated assets.                        $  30,000
                                                                      --------
                                                                      --------

2.  Write-off of property and equipment and accumulated
    depreciation from disposal of property and equipment.            $  53,000
                                                                      --------
                                                                      --------




See independent accountants' report and notes to financial statements.
                                                                              4

[LETTERHEAD]                     SUSAN BURROWES, LTD.

                            NOTES TO FINANCIAL STATEMENTS

                                   FEBRUARY 28, 1997


1.  Principle industry:

    The Company is exclusively engaged in the wholesale apparel industry.


2.  Summary of significant accounting policies:

    Inventory valuation: Inventory is valued at the lower of cost (first-in, first-out) or market.

    Property and equipment: Property and equipment are stated at cost. Depreciation is provided for by both the straight - line and accelerated methods over the estimated useful lives of the related assets.

    Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.  Major customer:

    The Company has three major customers which account for approximately 50 percent of the Company's receivables. At the balance sheet date, the receivables from these customers were deemed collectible.


4.  Trade accounts receivable:

    Accounts receivable are principally from trade customers. The factor, to the extent of any financing provided, holds a security interest in all receivables of the Company. No allowance for doubtful account, is provided for or required against these receivables.


5.  Inventory:

        Piece goods                                             $   917,000
        Work-in-process                                             493,000
        Finished goods                                              806,000
                                                               -------------

                                                                $ 2,216,000
                                                                -----------
                                                                -----------

See independent accountants' report.

[LETTERHEAD]                     SUSAN BURROWES, LTD.

                                   FEBRUARY 28, 1997

6.  Property and equipment, net:

         Machinery and equipment                                 $  261,000
         Furniture and fixtures                                      72,000
         Leasehold improvements                                      15,000
         Auto                                                        11,000
         Computer                                                   152,000
                                                                  ---------

              Total, at cost                                        511,000

         Less accumulated depreciation                              221,000
                                                                  ---------

                                                                 $  290,000
                                                                 ----------
                                                                 ----------

    Machinery and equipment costing approximately $70,000 is collateral for the note payable, bank.

7.  Due to factor:

    The Company sells substantially all of its accounts receivable to a factor under a continuing contract cancellable upon written notice. In cases where the factor approves the credit, the account is sold without recourse; i.e., the factor takes the credit risk. In those cases where the factor does not approve the credit, the Company bears the credit risk. At the balance sheet date, the receivables which were at the Company's risk were negligible. The factor, to the extent of any financing provided, holds a security interest in all accounts receivable of the Company. The stockholder of the Company has also pledged real property to the factor as collateral.

8.  Note payable, bank:

    Note payable, bank, is due in monthly installments of approximately $2,000 plus interest at prime plus 3 percent per annum through December 1997. Machinery and equipment costing approximately $70,000 is collateral for the note payable, bank.



See independent accountants' report.
                                                                               6

                              SUSAN BURROWES, LTD.
[LETTERHEAD]
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                FEBRUARY 28, 1997


9.   Accrued expenses:

        Contract labor                                      $  138,000
        Freight-out                                             10,000
        Payroll and payroll taxes                               55,000
        Other                                                  176,000
                                                            ----------

                                                            $  379,000
                                                            ----------
                                                            ----------

10.
Lease commitments:

     The Company leases its operating facilities under a lease expiring November 30, 1998. The Company is required to pay all utilities, repairs and maintenance, insurance and any increases in real property taxes. Each year rent shall be increased due to cost of living increases based on the Consumer Price Index, not to exceed 5 percent per year.

     The Company also leases its New York showroom under a lease expiring April 30, 1998. The Company, as lessee, is required to pay all insurance, repairs and maintenance, and any increases in real property taxes over the lease period.

     Rent expense for the year ended February 28, 1997 amounted to $321,000.

     Minimum lease commitments for the fiscal years ending February 28, are as follows:

        1998                                                $  235,000
        1999                                                   176,000

11.  Lease commitment, obligation under non-capitalized leases:

     The following is a schedule by fiscal year of future minimum payments under non-capitalized leases and the present value of future minimum rentals as of February 28:

        1998                                                $    7,000
        1999                                                     6,000
        2000                                                     6,000
        2001                                                     2,000


See independent accountants' report.

                              SUSAN BURROWES, LTD.
[LETTERHEAD]
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                FEBRUARY 28, 1997


12.  Income taxes:

     The Company has a federal net operating loss carryforwards of approximately $806,000 and a state net operating loss carryforwards of approximately $574,000, available for carryforward through 2011 and 2002, respectively. As of the balance sheet date, none of the net operating loss carryforwards have been utilized.

13.  Supplemental cash flow disclosures:

     Cash paid during the period was as follows:

          Interest                                          $ 387,000
                                                            ---------
                                                            ---------

          Income taxes                                      $   1,000
                                                            ---------
                                                            ---------

14.  Subsequent event:

     On June 12, 1997, 100 percent of the Company's outstanding stock was sold to American Cinemastores, Inc. The investor provided an initial $1,000,000 of working capital and management for the Company.

See independent accountants' report.

[Letterhead]

                       INDEPENDENT ACCOUNTANTS' REPORT ON
                            SUPPLEMENTAL INFORMATION

Board of Directors
Susan Burrowes, Ltd.

The independent accountants report on the basic financial statements of Susan Burrowes, Ltd. as of February 28, 1997 appears on page 1. That audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and accordingly, we do not express an opinion on the supplemental information.


                                /s/ Cohn Handler & Co
                                COHN HANDLER & CO
                                An Accountancy Corporation

May 22, 1997

[Letterhead]

                              SUSAN BURROWES, LTD.

                            SUPPLEMENTAL INFORMATION

                     SCHEDULE OF NET SALES AND COST OF SALES

                          YEAR ENDED FEBRUARY 28, 1997


Net sales:
     Sales                                       $16,862,000
     Discounts                                     1,142,000
     Returns and allowances                          400,000
                                                 -----------
                                                                   $15,320,000
                                                                   -----------
                                                                   -----------
Cost of sales:
     Inventory, beginning                        $ 2,853,000

     Purchases                                     6,035,000

     Trim                                            702,000

     Freight-in                                       80,000

     Contract labor                                3,146,000

     Cutting salaries and fringe                     358,000
                                                 -----------

                                                  13,174,000

     Inventory, ending                             2,216,000
                                                 -----------
                                                                   $10,958,000
                                                                   -----------
                                                                   -----------


See independent accountants' report on supplemental information.

                              SUSAN BURROWES, LTD.

                            SUPPLEMENTAL INFORMATION
[LOGO]
                         SCHEDULE OF OPERATING EXPENSES

                          YEAR ENDED FEBRUARY 28, 1997


Design, sample and production:

     Design                                         $ 72,000
     Design salaries                                 225,000
     Marking and grading                              11,000

     Marking and grading salaries                     98,000
     Model fees                                       16,000
     Patternmakers salaries                          304,000

     Payroll taxes                                    72,000
     Production                                      115,000
     Production salaries                             292,000

     Quality control salaries                         81,000
     Receiving salaries                               63,000
     Sample costs                                     11,000

     Sample cuts                                     252,000
     Samplemakers salaries                           231,000
                                                ------------
                                                                $1,843,000

Selling:

     Advertising                                      88,000
     Payroll taxes                                    33,000
     Sales commissions                                 9,000

     Selling                                          81,000
     Selling salaries                                401,000
     Showroom                                         64,000

     Showroom rent                                    93,000
     Trade shows                                       7,000
     Travel and entertainment                        192,000
                                                ------------
                                                                    968,000


See independent accountants' report on supplemental information.
                                                                              11

                                COHN HANDLER & CO
                           An Accountancy Corporation

                              SUSAN BURROWES, LTD.

                            SUPPLEMENTAL INFORMATION
[LOGO]
                   SCHEDULE OF OPERATING EXPENSES - CONTINUED

                          YEAR ENDED FEBRUARY 28, 1997

Shipping:

     Freight-out                                      76,000
     Payroll taxes                                    14,000
     Shipping supplies                                25,000
     Shipping salaries                               175,000
                                                 -----------
                                                                    290,000

General and administrative:

     Auto                                             39,000
     Bank charges                                     11,000
     Computer                                         54,000
     Contributions                                     2,000

     Depreciation                                     66,000
     Dues and subscriptions                           18,000
     Equipment rental                                 12,000
     Factor commission                               147,000

     Insurance                                       181,000
     Loss from disposal of assets                      5,000
     Office expenses                                  49,000
     Office salaries                                 409,000

     Officer salaries                                130,000
     Payroll service fees                              5,000
     Payroll taxes                                    40,000
     Postage                                           3,000

     Professional fees                                89,000
     Rent                                            228,000
     Repairs and maintenance                          36,000
     Security                                          5,000

     Taxes and licenses                                6,000
     Telephone                                        35,000
     Utilities                                        50,000
                                                    --------

                                                                  1,620,000
                                                                -----------

                                                                $ 4,721,000
                                                                -----------
                                                                -----------

See independent accountants' report or supplemental information.

                                COHN HANDLER & CO
                                                                              12
                           An Accountancy Corporation